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                                                                    EXHIBIT 99.2

                  STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL
               OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING
                             TO EXCHANGE ACT FILINGS




I, John T. Kurtzweil, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of ON Semiconductor Corporation (the "Company"), and, except as corrected or supplemented in a subsequent covered report:

         - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's Audit Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         - the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2001 filed with the Commission on March 29, 2002;

         - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of the Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         -        any amendments to any of the foregoing.



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
/S/ JOHN T. KURTZWEIL
-----------------------------
John T. Kurtzweil
Senior Vice President and
Chief Financial Officer
(Principal Financial Officer)

Date: August 12, 2002


                                      Subscribed and sworn to before me
                                      this 12th day of August 2002.

[Notary Seal]

                                      /S/ LINDA M. LEE
                                      ----------------
                                      Notary Public
                                      My Commission Expires:  September 24, 2004
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